MERRILL LYNCH ASSET BUILDER PROGRAM, INC.

    Supplement dated January 28, 2000 to the Prospectus dated June 1, 1999

         Effective on or about April 3, 2000 (the "Effective Date"), Merrill Lynch Asset Builder Program, Inc. (the "Program") will change its name to The Asset Program, Inc. and will undergo the following additional changes:

         The Fundamental Value Portfolio will change its name to the Merrill Lynch Mid Cap Value Fund and will normally invest at least 65% of its total assets at time of purchase in equity securities of mid cap companies. The definition of mid cap companies will change over time in response to market conditions and typically will have the market capitalization, at the time of purchase, in the same range as the companies in the S&P 400 Index, a widely known mid cap investment benchmark. R. Elise Baum will be the portfolio manager of Merrill Lynch Mid Cap Value Fund. Ms. Baum was a Vice President of Merrill Lynch Asset Management, L.P. ("MLAM") from 1995 to 1997 and a Director from 1997 to 1999 and has been a First Vice President since 1999.

         The Growth Opportunity Portfolio will change its name to the Mercury Growth Opportunity Fund and will change its investment adviser to Fund Asset Management, L.P. ("FAM"), an affiliate of MLAM, its current investment adviser.

         The U.S. Government Securities Portfolio will change its name to the Mercury U.S. Government Bond Fund. Its investment adviser will also change to FAM.

         Redemptions of Class B shares of the Mercury Growth Opportunity Fund and Mercury U.S. Government Bond Fund acquired after the Effective Date may be subject to a contingent deferred sales charge ("CDSC") which decreases from 4.0% to 0% over a period of six years instead of over the current four years. Redemptions of Class B shares in these portfolios acquired prior to the Effective Date will continue to be subject to a CDSC that decreases over a period of 4 years.

         As of the Effective Date, the Mercury Growth Opportunity Fund and Mercury U.S. Government Bond Fund will redesignate current Class A shares as Class I shares and will redesignate current Class D shares as Class A shares. In all other respects, the description of shares will remain substantially the same.

         The portfolios renamed as Mercury Funds will no longer have an exchange privilege with other Merrill Lynch funds as described in the current Prospectus after the Effective Date but instead will have an exchange privilege with other Mercury-branded funds. Merrill Lynch will not reinstate the IRA account fee on any account holding shares in the portfolios to be rebranded as Mercury Funds that are exchanged prior to the Effective Date into the same class of shares of any other Select Pricing Fund (as defined in the Prospectus).

         It is being proposed that the Merrill Lynch Global Allocation Fund, Inc. acquire all of the assets and liabilities of the Global Opportunity Portfolio in exchange for shares of Merrill Lynch Global Allocation Fund, Inc., subject to shareholder approval by the Global Opportunity Portfolio.

         Also, as of the Effective Date, the Global Opportunity Portfolio will cease to offer its shares for sale to the public.

Code #18471-0599ALL2